Supplement to
Fidelity's California Municipal Funds
April 26, 2002
Prospectus

Effective July 21, 2002, Spartan® California Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces similar information found in the "Fee Table" section beginning on page 9.

Annual fund operating expenses (paid from fund assets)

CA Municipal Money Market	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.14%
	Total annual fund operating expensesA	0.52%
Spartan CA Municipal Money Market	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%
Spartan CA Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expensesA	0.48%

A FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

		Effective Date
CA Municipal Money Market	0.53%	10/25/01
Spartan CA Municipal Money Market	0.35%	10/25/01
Spartan CA Municipal Income	0.55%	8/1/02

CMS-02-02 July 21, 2002
1.479535.112

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 7.

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

The following information replaces similar information found in the paragraph under the heading "Selling Shares" on page 19.

Spartan California Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

The following information replaces the biographical information for Christine Thompson in the "Fund Management" section on page 25.

Douglas McGinley is manager of Spartan California Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. McGinley has worked as an analyst and manager.

SUPPLEMENT TO THE

FIDELITY® CALIFORNIA MUNICIPAL MONEY MARKET FUND
SPARTAN® CALIFORNIA MUNICIPAL MONEY MARKET FUND and
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

April 26, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective July 21, 2002, Spartan® California Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces the similar information found under the heading "Futures Contracts" in the "Investment Policies and Limitations" section on page 6.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The following information supplements information found in the "Investment Policies and Limitations" section beginning on page 2.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

CMSB-02-02 July 21, 2002
1.475748.108

The following information replaces the similar information found under the heading "2002 Tax Rates" in the "Performance" section on page 32.

	If your combined federal and state effective income tax rate in 2002 is:
	31.38%	32.84%	33.79%	36.51%	41.05%	44.31%
If a tax-exempt security's yield is:	The tax-equivalent yield would be:
2%	2.91%	2.98%	3.02%	3.15%	3.39%	3.59%
3%	4.37%	4.47%	4.53%	4.73%	5.09%	5.39%
4%	5.83%	5.96%	6.04%	6.30%	6.78%	7.18%
5%	7.29%	7.44%	7.55%	7.88%	8.48%	8.98%
6%	8.74%	8.93%	9.06%	9.45%	10.18%	10.77%
7%	10.20%	10.42%	10.57%	11.03%	11.87%	12.57%

Effective June 1, 2002, Christine Thompson no longer serves as a Vice President of Spartan California Municipal Income. The following information has been removed from the "Trustees and Officers" section on page 41.

Christine Thompson (43)

Year of Election or Appointment: 1998

Vice President of Spartan California Municipal Income and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.